UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2018

Alta Mesa Resources, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38040	81-4433840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)
15021 Katy Freeway, Suite 400
Houston, Texas 77094
(Address of principal executive offices, including zip code)
281-530-0991
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On July 6, 2018, the Audit Committee of the Board of Directors of Alta Mesa Resources, Inc. (the “Company”) approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2018. In connection with the selection of KPMG, also on July 6, 2018, BDO USA, LLP (“BDO”) was informed that it was dismissed as the Company’s independent registered public accounting firm as of such date.

During the period from BDO’s appointment through July 6, 2018, the date of BDO’s dismissal, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, had it not been resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the financial statements for such periods. During the same periods, there have been no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

BDO did not issue any audit reports on the financial statements of the Company.

The Company has provided BDO with a copy of the disclosures in this Form 8-K and has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter, dated July 9, 2018, furnished by BDO in response to such request, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2018, the Compensation Committee of the Board of Directors of the Company approved a one-time grant of $1.12 million of restricted stock awards to ten officers of the Company. Of this amount, Mr. Homer G. Cole will receive a grant equal to $150,000 and is the only named executive officer who will receive an award. These awards will be granted in August after the filing of the Company’s Form 10-Q for the period ended June 30, 2018, and will vest in full one year from the date of grant.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits
16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission, dated July 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA RESOURCES, INC.

Date: July 9, 2018	By:	/s/ Michael A. McCabe
	Name:	Michael A. McCabe
	Title:	Vice President, Chief Financial Officer and Assistant Secretary